                                                        Exhibit 99.1


NEW YORK, January 26, 1998 -- American Express Company today reported record net income for 1997 of $1.99 billion, 14 percent higher than operating income of $1.74 billion a year ago. The 1996 results exclude two fourth-quarter items: a $300 million gain (after-tax) on the exchange of DECS for shares of common stock of First Data Corporation and a $138 million restructuring charge (after-tax). On a per share basis, 1997 primary earnings were $4.16, an increase of 17 percent from $3.57 a year ago. Diluted earnings per share of $4.15 also increased 17 percent, compared with $3.56 last year. Revenues of $17.8 billion were up 8.4 percent from a year ago. The Company's return on equity was 23.5 percent. These results exceeded American Express' long-term targets of: 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

For the fourth quarter, American Express reported net income of $493 million, an increase of 14 percent, excluding the fourth-quarter 1996 gain and restructuring charge.

Travel Related Services (TRS) reported record net income for 1997 of $1.35 billion, up 10 percent from $1.23 billion a year ago. The 1996 results exclude a fourth-quarter restructuring charge of $125 million ($196 million pretax).

TRS' net revenues increased 8 percent compared with a year ago. Excluding the 1996 restructuring charge, TRS' expenses were up 7 percent compared with last year.

The increase in net revenues is primarily attributable to higher worldwide billed business, growth in cardmember loans outstanding and wider interest margins. The growth in revenues also includes a benefit from increased recognition of recoveries on abandoned property related to the Travelers Cheque business, which was largely offset by higher investment spending on business building initiatives. The improvement in billed business reflects a greater number of cards outstanding and higher spending per basic cardmember. The growth in cards outstanding is largely attributable to the introduction of new consumer and small business credit cards. Spending increased in part due to the benefits of rewards programs and expanded merchant coverage.

Provisions for losses rose, reflecting both higher volumes and loss rates. The increase in operating expenses resulted from the cost of cardmember loyalty programs, business growth and investment spending.

TRS reported record fourth quarter net income in 1997 of $328 million, compared with $299 million in the 1996 fourth quarter, excluding the restructuring charge.

American Express Financial Advisors (AEFA) reported record net income for 1997 of $707 million, a 19 percent increase over the $594 million reported a year ago.

Revenue and earnings growth benefited from higher fee revenues due to an increase in managed assets. The growth in Other Operating Expenses primarily reflects costs related to systems technology and higher business volumes.

AEFA reported record sales of mutual funds in 1997. Sales of investment certificates increased over last year; sales of annuities and life and other insurance products declined.

AEFA reported record fourth quarter net income in 1997 of $183 million, compared with $155 million in 1996.

American Express Bank (AEB) reported 1997 net income of $82 million, a 20 percent increase over the $68 million reported in 1996.

The growth in earnings reflects higher revenues, primarily due to strong foreign exchange income. The revenue increase was partially offset by higher operating expenses, including systems technology costs.

AEB reported fourth quarter net income of $19 million, compared with $17 million in the 1996 fourth quarter.

Corporate and Other reported 1997 net expenses of $152 million, compared with $153 million a year ago. The 1996 figures exclude the $300 million after-tax gain on the exchange of DECS ($480 million pre-tax) and a charge primarily related to the early retirement of debt. Including these items, Corporate and Other reported net income of $134 million in 1996. Both years include the company's share of the Travelers Inc. revenue and net income participations in accordance with an agreement related to the 1993 sale of the Shearson Lehman Brothers Division, which was offset by expenses related to certain business building initiatives.

For the 1997 fourth quarter, net expenses were $37 million compared with $38 million a year ago, excluding the above gain and charge.

American Express Company, (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                           American Express Company
                           ------------------------
                              Financial Summary
                              -----------------
                                  (Unaudited)
(Dollars in millions)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services            $3,351    $3,103      8.0 %
  American Express
    Financial Advisors                1,202     1,069     12.5
  American Express Bank                 167       156      7.1
                                     ------    ------
                                      4,720     4,328      9.1
  Corporate and Other,
    including adjustments
    and eliminations                    (46)      (27)   (58.1)
                                     ------    ------
CONSOLIDATED REVENUES (A)            $4,674    $4,301      8.7
                                     ======    ======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services (B)          $468      $403     16.1
  American Express
    Financial Advisors                  259       228     13.9
  American Express Bank                  30        26     15.6
                                       ----      ----
                                        757       657     15.3
  Corporate and Other (C)               (67)      (78)    12.9
                                       ----      ----
PRETAX OPERATING INCOME                $690      $579     19.2
                                       ====      ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)          $328      $299     10.0
  American Express
    Financial Advisors                  183       155     18.1
  American Express Bank                  19        17     13.5
                                       ----      ----
                                        530       471     12.8
  Corporate and Other (C)               (37)      (38)     0.2
                                       ----      ----
OPERATING INCOME                       $493      $433     13.9
FDC Gain/(Restructuring)                  0       162       -
                                       ----      ----
NET INCOME                             $493      $595    (17.1)
                                       ====      ====

                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services           $12,667   $11,773      7.6 %
  American Express
    Financial Advisors                4,599     4,110     11.9
  American Express Bank                 637       591      7.7
                                    -------   -------
                                     17,903    16,474      8.7
  Corporate and Other,
    including adjustments
    and eliminations                   (143)      (94)   (51.8)
                                    -------   -------
CONSOLIDATED REVENUES (A)           $17,760   $16,380      8.4
                                    =======   =======

Pretax Income by Industry Segment
---------------------------------
  Travel Related Services (B)        $1,905    $1,719     10.8
  American Express
    Financial Advisors                1,022       885     15.5
  American Express Bank                 130       105     23.0
                                     ------    ------
                                      3,057     2,709     12.8
  Corporate and Other (C)              (307)     (309)     0.9
                                     ------    ------
PRETAX OPERATING INCOME              $2,750    $2,400     14.6
                                     ======    ======

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)        $1,354    $1,230     10.1
  American Express
    Financial Advisors                  707       594     19.1
  American Express Bank                  82        68     20.2
                                     ------    ------
                                      2,143     1,892     13.3
  Corporate and Other (C)              (152)     (153)      -
                                     ------    ------
OPERATING INCOME                     $1,991    $1,739     14.5
FDC Gain/(Restructuring)                  0       162       -
                                     ------    ------
NET INCOME                           $1,991    $1,901      4.7
                                     ======    ======

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter and year ended
    December 31, 1996 exclude a pretax restructuring charge of $196 million ($125 million after-tax).
(C) Corporate and Other results for the quarter and year ended December 31, 1996 exclude a pretax gain of $480 million ($300 million after-tax) on the exchange of the Company's DECS (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                           American Express Company
                           ------------------------
                         Financial Summary (continued)
                         -----------------------------
                                 (Unaudited)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
EARNINGS PER SHARE
Primary
------
  Operating Income Per
    Common Share                      $1.04     $0.90     15.6 %
  FDC Gain/(Restructuring)             0.00      0.33       -
                                      -----     -----
  Net Income Per Common Share         $1.04     $1.23    (15.4)
                                      =====     =====
  Average common shares
    outstanding (millions)            475.0     482.1     (1.5)
                                      =====     =====

Basic
-----
  Operating Income Per
    Common Share                      $1.07     $0.92     16.3
  FDC Gain/(Restructuring)             0.00      0.35       -
                                      -----     -----
  Net Income Per Common Share         $1.07     $1.27    (15.7)
                                      =====     =====
  Average common shares
    outstanding (millions)            460.7     469.2     (1.8)
                                      =====     =====

Diluted
-------
  Operating Income Per
    Common Share                      $1.04     $0.89     16.9
  FDC Gain/(Restructuring)             0.00      0.34       -
                                      -----     -----
  Net Income Per Common Share         $1.04     $1.23    (15.4)
                                      =====     =====
  Average common shares
    outstanding (millions)            475.1     483.5     (1.7)
                                      =====     =====

Cash dividends declared
  per common share                   $0.225    $0.225
                                     ======    ======

                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
EARNINGS PER SHARE

Primary
-------
  Operating Income Per
    Common Share                      $4.16     $3.57     16.5 %
  FDC Gain/(Restructuring)             0.00      0.33       -
                                      -----     -----
  Net Income Per Common Share         $4.16     $3.90      6.7
                                      =====     =====
  Average common shares
    outstanding (millions)            478.5     485.6     (1.5)
                                      =====     =====

Basic
------
  Operating Income Per
    Common Share                      $4.29     $3.67     16.9
  FDC Gain/(Restructuring)             0.00      0.35       -
                                      -----     -----
  Net Income Per Common Share         $4.29     $4.02      6.7
                                      =====     =====
  Average common shares
    outstanding (millions)            464.2     472.2     (1.7)
                                      =====     =====

Diluted
-------
  Operating Income Per
    Common Share                      $4.15     $3.56     16.6
  FDC Gain/(Restructuring)             0.00      0.33       -
                                      -----     -----
  Net Income Per Common Share         $4.15     $3.89      6.7
                                      =====     =====
  Average common shares
    outstanding (millions)            479.2     488.3     (1.9)
                                      =====     =====

Cash dividends declared
  per common share                    $0.90     $0.90
                                      =====     =====


                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Return on Average Equity*             23.5%     22.8%       -
Common Shares Outstanding (millions)  466.4     472.9     (1.4)%

Book Value per Common Share:
  Actual                             $20.53    $18.04     13.8 %
  Pro Forma*                         $19.29    $17.22     12.0 %
Shareholders' Equity (billions)        $9.6      $8.5     12.3 %


                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Return on Average Equity*             23.5%     22.8%       -
Common Shares Outstanding (millions)  466.4     472.9     (1.4)%
Book Value per Common Share:
  Actual                             $20.53    $18.04     13.8  %
  Pro Forma*                         $19.29    $17.22     12.0  %
Shareholders' Equity (billions)        $9.6      $8.5     12.3  %

* Excludes the effect of SFAS #115 and for ROE, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.

                           American Express Company
                           ------------------------
                              Financial Summary
                              -----------------
                                  (Unaudited)
(Dollars in millions)

                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1997
                                               ----
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                     $3,351
  American Express Financial Advisors          1,202
  American Express Bank                          167
                                              ------
                                               4,720
  Corporate and Other, including
    adjustments and eliminations                 (46)
                                              ------
CONSOLIDATED REVENUES (A)                     $4,674
                                              ======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                   $468
  American Express Financial Advisors            259
  American Express Bank                           30
                                                ----
                                                 757
  Corporate and Other (C)                        (67)
                                                ----

PRETAX OPERATING INCOME                         $690
                                                ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                   $328
  American Express Financial Advisors            183
  American Express Bank                           19
                                                ----
                                                 530
  Corporate and Other (C)                        (37)
                                                ----
OPERATING INCOME                                $493
FDC Gain/(Restructuring)                           0
                                                ----
NET INCOME                                      $493
                                                ====

                                          Quarter Ended
                                          -------------
                                          September 30,
                                               1997
                                               ----
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                     $3,199
  American Express Financial Advisors          1,169
  American Express Bank                          162
                                              ------
                                               4,530
  Corporate and Other, including
    adjustments and eliminations                 (30)
                                              ------
CONSOLIDATED REVENUES (A)                     $4,500
                                              ======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                   $494
  American Express Financial Advisors            261
  American Express Bank                           34
                                                ----
                                                 789
  Corporate and Other (C)                        (71)
                                                ----
PRETAX OPERATING INCOME                         $718
                                                ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                   $356
  American Express Financial Advisors            184
  American Express Bank                           21
                                                ----
                                                 561
  Corporate and Other (C)                        (37)
                                                ----
OPERATING INCOME                                $524
FDC Gain/(Restructuring)                           0
                                                ----
NET INCOME                                      $524
                                                ====

                                          Quarter Ended
                                          -------------
                                             June 30,
                                               1997
                                               ----
Revenues by Industry Segment (A)
---------------------------------
  Travel Related Services                     $3,147
  American Express Financial Advisors          1,143
  American Express Bank                          153
                                              ------
                                               4,443
  Corporate and Other, including
    adjustments and eliminations                 (21)
                                              ------
CONSOLIDATED REVENUES (A)                     $4,422
                                              ======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                   $493
  American Express Financial Advisors            265
  American Express Bank                           33
                                                ----
                                                 791
  Corporate and Other (C)                        (89)
                                                ----
PRETAX OPERATING INCOME                         $702
                                                ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                   $355
  American Express Financial Advisors            183
  American Express Bank                           21
                                                ----
                                                 559
  Corporate and Other (C)                        (39)
                                                ----
OPERATING INCOME                                $520
FDC Gain/(Restructuring)                           0
                                                ----
NET INCOME                                      $520
                                                ====


                                          Quarter Ended
                                          -------------
                                             March 31,
                                               1997
                                               ----




Revenues by Industry Segment (A)
---------------------------------
  Travel Related Services                     $2,970
  American Express Financial Advisors          1,084
  American Express Bank                          153
                                              ------
                                               4,207
  Corporate and Other, including
    adjustments and eliminations                 (43)
                                              ------
CONSOLIDATED REVENUES (A)                     $4,164
                                              ======

Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                   $449
  American Express Financial Advisors            236
  American Express Bank                           32
                                                ----
                                                 717
  Corporate and Other (C)                        (77)
                                                ----
PRETAX OPERATING INCOME                         $640
                                                ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                   $315
  American Express Financial Advisors            157
  American Express Bank                           20
                                                ----
                                                 492
  Corporate and Other (C)                        (38)
                                                ----
OPERATING INCOME                                $454
FDC Gain/(Restructuring)                           0
                                                ----
NET INCOME                                      $454
                                                ====

                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1996
                                               ----
Revenues by Industry Segment (A)
--------------------------------
  Travel Related Services                     $3,103
  American Express Financial Advisors          1,069
  American Express Bank                          156
                                              ------
                                               4,328
  Corporate and Other, including
    adjustments and eliminations                 (27)
                                              ------
CONSOLIDATED REVENUES (A)                     $4,301
                                              ======


Pretax Operating Income by Industry Segment
-------------------------------------------
  Travel Related Services (B)                   $403
  American Express Financial Advisors            228
  American Express Bank                           26
                                                ----
                                                 657
  Corporate and Other (C)                        (78)
                                                ----
PRETAX OPERATING INCOME                         $579
                                                ====

Operating Income by Industry Segment
------------------------------------
  Travel Related Services (B)                   $299
  American Express Financial Advisors            155
  American Express Bank                           17
                                                ----
                                                 471
  Corporate and Other (C)                        (38)
                                                ----
OPERATING INCOME                                $433
FDC Gain/(Restructuring)                         162
                                                ----
NET INCOME                                      $595
                                                ====

(A) Revenues are reported net of interest expense, where applicable.
(B) TRS' results for the quarter ended December 31, 1996 exclude a pretax restructuring charge of $196 million ($125 million after-tax).
(C) Corporate and Other results for the quarter ended
    December 31, 1996 exclude a pretax gain of $480 million ($300 million after-tax) on the exchange of the Company's DECS (Debt Exchangeable for Common Stock) for shares of common stock of First Data Corporation and a $20 million pretax charge ($13 million after-tax) related to the early retirement of debt and certain restructuring costs.

                           American Express Company
                           ------------------------
                        Financial Summary (continued)
                        -----------------------------
                                  (Unaudited)

                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1997
                                               ----
EARNINGS PER SHARE
Primary
-------
  Operating Income Per Common Share            $1.04
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.04
                                               =====
  Average common shares outstanding (000's)    475.0
                                               =====

Basic
-----
  Operating Income Per Common Share            $1.07
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.07
                                               =====
  Average common shares outstanding (000's)    460.7
                                               =====

Diluted
-------
  Operating Income Per Common Share            $1.04
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.04
                                               =====
  Average common shares outstanding (000's)    475.1
                                               =====

Cash dividends declared per common share      $0.225
                                              ======

                                          Quarter Ended
                                          -------------
                                          September 30,
                                               1997
                                               ----
EARNINGS PER SHARE

Primary
-------
  Operating Income Per Common Share            $1.10
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.10
                                               =====
  Average common shares outstanding (000's)    477.2
                                              ======

Basic
-----
  Operating Income Per Common Share            $1.13
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.13
                                               =====
  Average common shares outstanding (000's)    463.0
                                               =====




Diluted
-------
  Operating Income Per Common Share            $1.10
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.10
                                               =====
  Average common shares outstanding (000's)    477.9
                                               =====

Cash dividends declared per common share      $0.225
                                              ======

                                          Quarter Ended
                                          -------------
                                             June 30,
                                               1997
                                               ----
EARNINGS PER SHARE

Primary
-------
  Operating Income Per Common Share            $1.08
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.08
                                               =====
  Average common shares outstanding (000's)    479.5
                                               =====

Basic
-----
  Operating Income Per Common Share            $1.12
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.12
                                               =====
  Average common shares outstanding (000's)    465.1
                                               =====

Diluted
-------
  Operating Income Per Common Share            $1.08
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $1.08
                                               =====
  Average common shares outstanding (000's)    480.1
                                               =====

Cash dividends declared per common share      $0.225
                                              ======

                                          Quarter Ended
                                          -------------
                                             March 31,
                                               1997
                                               ----

EARNINGS PER SHARE

Primary
-------
  Operating Income Per Common Share            $0.94
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $0.94
                                               =====
  Average common shares outstanding (000's)    482.1
                                               =====

Basic
-----
  Operating Income Per Common Share            $0.97
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $0.97
                                              ======
  Average common shares outstanding (000's)    467.9
                                              ======

Diluted
-------
  Operating Income Per Common Share            $0.94
  FDC Gain/(Restructuring)                      0.00
                                               -----
  Net Income Per Common Share                  $0.94
                                               =====
  Average common shares outstanding (000's)    483.0
                                               =====

Cash dividends declared per common share      $0.225
                                              ======

                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1996
                                               ----
EARNINGS PER SHARE

Primary
------
  Operating Income Per Common Share            $0.90
  FDC Gain/(Restructuring)                      0.33
                                               -----
  Net Income Per Common Share                  $1.23
                                               =====
  Average common shares outstanding (000's)    482.1
                                               =====
Basic
-----
  Operating Income Per Common Share            $0.92
  FDC Gain/(Restructuring)                      0.35
                                               -----
  Net Income Per Common Share                  $1.27
                                               =====
  Average common shares outstanding (000's)    469.2
                                               =====

Diluted
-------
  Operating Income Per Common Share            $0.89
  FDC Gain/(Restructuring)                      0.34
                                               -----
  Net Income Per Common Share                  $1.23
                                               =====
  Average common shares outstanding (000's)    483.5
                                               =====

Cash dividends declared per common share      $0.225
                                              ======


                    Selected Statistical Information
                    -------------------------------
                              (Unaudited)

                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1997
                                               ----
Return on Average Equity*                      23.5%
Common Shares Outstanding (millions)           466.4
Book Value per Common Share:
  Actual                                      $20.53
  Pro Forma*                                  $19.29
Shareholders' Equity (billions)                 $9.6

                                          Quarter Ended
                                          -------------
                                          September 30,
                                               1997
                                               ----

Return on Average Equity*                      23.3%
Common Shares Outstanding (millions)           465.8
Book Value per Common Share:
  Actual                                      $19.57
  Pro Forma*                                  $18.41
Shareholders' Equity (billions)                 $9.1

                                          Quarter Ended
                                          -------------
                                             June 30,
                                               1997
                                               ----
Return on Average Equity*                      23.2%
Common Shares Outstanding (millions)           468.9
Book Value per Common Share:
  Actual                                      $18.82
  Pro Forma*                                  $17.95
Shareholders' Equity (billions)                 $8.8



                                          Quarter Ended
                                          -------------
                                             March 31,
                                               1997
                                               ----

Return on Average Equity*                      23.0%
Common Shares Outstanding (millions)           470.9
Book Value per Common Share:
  Actual                                      $17.80
  Pro Forma*                                  $17.44
Shareholders' Equity (billions)                 $8.4


                                          Quarter Ended
                                          -------------
                                           December 31,
                                               1996
                                               ----
Return on Average Equity*                      22.8%
Common Shares Outstanding (millions)           472.9
Book Value per Common Share:
  Actual                                      $18.04
  Pro Forma*                                  $17.22
Shareholders' Equity (billions)                 $8.5

* Excludes the effect of SFAS #115 and for ROE, also excludes a fourth quarter 1996 $300 million gain on the exchange of the Company's DECS and $138 million restructuring charge.



(Preliminary)                  Travel Related Services
                               -----------------------
                                Statement of Income
                                -------------------
                                    (Unaudited)
(Dollars in millions)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Discount Revenue                   $1,530    $1,380     10.9 %
  Net Card Fees                         397       415     (4.2)
  Travel Commissions and Fees           402       380      5.8
  Interest and Dividends                136       156    (12.9)
  Other Revenues                        552       483     14.2
  Lending:
    Finance Charge Revenue              487       423     15.2
    Interest Expense                    153       134     14.6
                                      -----     -----

      Net Finance Charge Revenue        334       289     15.4
                                      -----     -----
    Total Net Revenues                3,351     3,103      8.0
                                      -----     -----
Expenses:
  Marketing and Promotion               315       268     17.4
  Provision for Losses and Claims:
    Charge Card                         201       113     77.5
    Lending                             239       214     12.0
    Other                                22        22     (0.9)
                                      -----     -----
      Total                             462       349     32.4
                                      -----     -----
  Interest Expense:
    Charge Card                         213       176     21.4
    Other                                41        65    (37.7)
                                      -----     -----
      Total                             254       241      5.4
  Net Discount Expense                  139       174    (20.5)
  Human Resources                       826       794      4.0
  Other Operating Expenses              887       874      1.6
                                      -----     -----
    Total Expenses                    2,883     2,700      6.8
                                      -----     -----
Pretax Income                           468       403     16.1
Income Tax Provision                    140       104     33.6
                                      -----     -----
Operating Income                       $328      $299 *   10.0
                                      =====     =====


                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Discount Revenue                   $5,666    $5,024     12.8 %
  Net Card Fees                       1,604     1,668     (3.9)
  Travel Commissions and Fees         1,489     1,422      4.7
  Interest and Dividends                561       724    (22.5)
  Other Revenues                      2,103     1,867     12.8
  Lending:
    Finance Charge Revenue            1,848     1,575     17.3
    Interest Expense                    604       507     19.2
                                     ------    ------
      Net Finance Charge Revenue      1,244     1,068     16.4
                                     ------    ------
    Total Net Revenues               12,667    11,773      7.6
                                     ------    ------
Expenses:
  Marketing and Promotion             1,062       998      6.4
  Provision for Losses and Claims:
    Charge Card                         858       743     15.5
    Lending                             817       635     28.6
    Other                                88       101    (12.0)
                                     ------    ------
      Total                           1,763     1,479     19.2
                                     ------    ------

  Interest Expense:
    Charge Card                         743       688      7.9
    Other                               177       347    (48.9)
                                     ------    ------
      Total                             920     1,035    (11.1)
  Net Discount Expense                  597       554      7.8
  Human Resources                     3,154     2,984      5.7
  Other Operating Expenses            3,266     3,004      8.8
                                     ------    ------
    Total Expenses                   10,762    10,054      7.1
                                     ------    ------
Pretax Income                         1,905     1,719     10.8
Income Tax Provision                    551       489     12.6
                                     ------    ------
Operating Income                     $1,354    $1,230 *   10.1
                                     ======    ======

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)            Travel Related Services
                         -----------------------
                           Statement of Income
                           -------------------
                     (Unaudited, Managed Asset Basis)
(Dollars in millions)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Discount Revenue                   $1,530    $1,380     10.9 %
  Net Card Fees                         398       415     (3.9)
  Travel Commissions and Fees           402       380      5.8
  Interest and Dividends                132       156    (15.4)
  Other Revenues                        499       450     10.9
  Lending:
    Finance Charge Revenue              574       463     23.8
    Interest Expense                    186       150     24.2
                                     ------    ------
      Net Finance Charge Revenue        388       313     23.6
                                     ------    ------
    Total Net Revenues                3,349     3,094      8.2
                                     ------    ------
Expenses:
  Marketing and Promotion               315       268     17.4
  Provision for Losses and Claims:
    Charge Card                         255       199     27.6
    Lending                             269       235     14.9
    Other                                22        22     (0.9)
                                     ------    ------
      Total                             546       456     19.7
                                     ------    ------

  Interest Expense:
    Charge Card                         266       234     13.7
    Other                                41        65    (37.7)
                                     ------    ------
      Total                             307       299      2.5
  Human Resources                       826       794      4.0
  Other Operating Expenses              887       874      1.6
                                     ------    ------
    Total Expenses                    2,881     2,691      7.0
                                     ------    ------
Pretax Income                           468       403     16.1
Income Tax Provision                    140       104     33.6
                                     ------    ------
Operating Income                       $328      $299 *   10.0
                                     ======    ======

                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Discount Revenue                   $5,666    $5,024     12.8 %
  Net Card Fees                       1,609     1,664     (3.3)
  Travel Commissions and Fees         1,489     1,422      4.7
  Interest and Dividends                552       724    (23.7)
  Other Revenues                      1,903     1,714     11.0
  Lending:
    Finance Charge Revenue            2,105     1,691     24.5
    Interest Expense                    694       548     26.5
                                     ------    ------
      Net Finance Charge Revenue      1,411     1,143     23.5
                                     ------    ------
    Total Net Revenues               12,630    11,691      8.0
                                     ------    ------
Expenses:
  Marketing and Promotion             1,025       998      2.7
  Provision for Losses and Claims:
    Charge Card                       1,105       989     11.7
    Lending                             937       678     38.2
    Other                                88       101    (12.0)
                                     ------    ------
      Total                           2,130     1,768     20.5
                                     ------    ------
  Interest Expense:
    Charge Card                         973       871     11.6
    Other                               177       347    (48.9)
                                     ------    ------
      Total                           1,150     1,218     (5.7)
  Human Resources                     3,154     2,984      5.7
  Other Operating Expenses            3,266     3,004      8.8
                                     ------    ------
    Total Expenses                   10,725     9,972      7.6
                                     ------    ------
Pretax Income                         1,905     1,719     10.8
Income Tax Provision                    551       489     12.6
                                     ------    ------
Operating Income                     $1,354    $1,230 *   10.1
                                     ======    ======
/TABLE

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables. This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the Year Ended December 31,1997.

(Preliminary)            Travel Related Services
                         -----------------------
                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Total Cards in Force (millions):
  United States                        29.6      29.2      1.4 %
  Outside the United States            13.1      12.3      6.4
                                       ----      ----
    Total                              42.7      41.5      2.9
                                       ====      ====
Basic Cards in Force (millions):
  United States                        23.3      22.5      3.3
  Outside the United States            10.0       9.6      4.6
                                       ----      ----
    Total                              33.3      32.1      3.7
                                       ====      ====
Card Billed Business:
  United States                       $40.7     $36.2     12.6
  Outside the United States            16.0      14.9      7.1
                                      -----     -----
    Total                             $56.7     $51.1     11.0
                                      =====     =====

Average Discount Rate*                2.73%     2.72%       -
Average Basic Cardmember
  Spending (dollars)*                $1,731    $1,633      6.0
Average Fee per Card (dollars)*         $38       $41     (7.3)
Travel Sales                           $4.8      $4.3     11.5

  Travel Commissions and
    Fees/Sales**                       8.4%      8.8%       -
Travelers Cheque:
  Sales                                $5.2     $5.5      (5.5)
  Ending Outstanding                   $5.6     $5.8      (3.5)
  Average Outstanding                  $5.7     $6.0      (3.7)
  Ending Investments                   $5.6     $5.6       1.4
  Tax Equivalent Yield                 9.2%     9.5%        -

Total Debt                            $26.9    $23.4      15.0
Shareholder's Equity                   $5.0     $4.7       8.0
Return on Average Equity***           27.9%    25.6%        -
Return on Average Assets***            3.0%     2.8%        -


                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Total Cards in Force (millions):
  United States                        29.6      29.2      1.4 %
  Outside the United States            13.1      12.3      6.4
                                       ----      ----
    Total                              42.7      41.5      2.9
                                       ====      ====
Basic Cards in Force (millions):
  United States                        23.3      22.5      3.3
  Outside the United States            10.0       9.6      4.6
                                       ----      ----
    Total                              33.3      32.1      3.7
                                       ====      ====
Card Billed Business:
  United States                      $150.5    $131.0     14.9
  Outside the United States            58.7      53.3     10.1
                                     ------    ------
    Total                            $209.2    $184.3     13.5
                                     ======    ======

Average Discount Rate*                2.73%     2.75%       -
Average Basic Cardmember
  Spending (dollars)*                $6,473    $6,074      6.6
Average Fee per Card (dollars)*         $39       $42     (7.1)
Travel Sales                          $17.4     $15.8     10.2
  Travel Commissions and
    Fees/Sales**                       8.6%      9.0%       -
Travelers Cheque:
  Sales                               $25.0     $26.0     (4.0)
  Ending Outstanding                   $5.6      $5.8     (3.5)
  Average Outstanding                  $5.9      $6.0     (2.1)
  Ending Investments                   $5.6      $5.6      1.4
  Tax Equivalent Yield                 9.2%      9.4%       -

Total Debt                            $26.9     $23.4     15.0
Shareholder's Equity                   $5.0      $4.7      8.0
Return on Average Equity***           27.9%     25.6%       -
Return on Average Assets***            3.0%      2.8%       -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter
    1996 restructuring charge of $125 million after-tax.

(Preliminary)            Travel Related Services
                         -----------------------
              Selected Statistical Information (continued)
              --------------------------------------------
                               (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Owned and Managed Charge Card
  Receivables:
    Total Receivables                 $23.5     $22.5      4.6 %
    90 Days Past Due as a % of Total   3.1%      3.2%       -
    Loss Reserves (millions)           $951      $923      3.1
      % of Receivables                 4.0%      4.1%       -
      % of 90 Days Past Due            132%      128%       -
    Net Loss Ratio                    0.49%     0.51%       -

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                       $14.6     $12.7     14.3
    Past Due Loans as a % of Total:
      30-89 Days                       2.4%      2.4%       -
      90+ Days                         1.1%      0.9%       -
    Loss Reserves (millions):
      Beginning Balance                $556      $427     30.0
        Provision                       247       220     12.7
        Net Charge-Offs/Other          (214)     (159)    34.3
                                       ----      ----
      Ending Balance                   $589      $488     20.8
                                       ====      ====
      % of Loans                       4.0%      3.8%       -
      % of Past Due                    116%      117%       -
    Average Loans                     $13.9     $12.1     14.4
    Net Write-Off Rate                 6.3%      5.2%       -
    Net Interest Yield                 9.4%      8.6%       -







                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Owned and Managed Charge Card
  Receivables:
    Total Receivables                 $23.5     $22.5      4.6 %
    90 Days Past Due as a % of Total   3.1%      3.2%       -
    Loss Reserves (millions)           $951      $923      3.1
      % of Receivables                 4.0%      4.1%       -
      % of 90 Days Past Due            132%      128%       -
    Net Loss Ratio                    0.50%     0.51%       -

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                       $14.6     $12.7     14.3
    Past Due Loans as a % of Total:
      30-89 Days                       2.4%      2.4%       -
      90+ Days                         1.1%      0.9%       -
    Loss Reserves (millions):
      Beginning Balance                $488      $443     10.0
        Provision                       867       607     42.9
        Net Charge-Offs/Other          (766)     (562)    36.2
                                       ----      ----
      Ending Balance                   $589      $488     20.8
                                       ====      ====
      % of Loans                       4.0%      3.8%       -
      % of Past Due                    116%      117%       -
    Average Loans                     $13.3     $10.8     22.7
    Net Write-Off Rate                 6.0%      5.2%       -
    Net Interest Yield                 9.1%      8.8%       -
</TABLE


(Preliminary)           Travel Related Services
                        -----------------------
                          Statement of Income
                          -------------------
                              (Unaudited)
(Dollars in millions)

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,530
  Net Card Fees                         397
  Travel Commissions and Fees           402
  Interest and Dividends                136
  Other Revenues                        552
  Lending:
    Finance Charge Revenue              487
    Interest Expense                    153
                                      -----
      Net Finance Charge Revenue        334
                                      -----
    Total Net Revenues                3,351
                                      -----
Expenses:
  Marketing and Promotion               315
  Provision for Losses and Claims:
    Charge Card                         201
    Lending                             239
    Other                                22
                                      -----
      Total                             462
                                      -----
  Interest Expense:
    Charge Card                         213
    Other                                41
                                      -----
      Total                             254
  Net Discount Expense                  139
  Human Resources                       826
  Other Operating Expenses              887
                                      -----
    Total Expenses                    2,883
                                      -----
Pretax Income                           468
Income Tax Provision                    140
                                      -----
Operating Income                       $328
                                      =====

                                 Quarter Ended
                                 -------------
                                 September 30,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,422
  Net Card Fees                         399
  Travel Commissions and Fees           370
  Interest and Dividends                150
  Other Revenues                        540
  Lending:
    Finance Charge Revenue              472
    Interest Expense                    154
                                      -----
      Net Finance Charge Revenue        318
                                      -----
    Total Net Revenues                3,199
                                      -----
Expenses:
  Marketing and Promotion               301
  Provision for Losses and Claims:
    Charge Card                         228
    Lending                             179
    Other                                22
                                      -----
      Total                             429
                                      -----

  Interest Expense:
    Charge Card                         186
    Other                                50
                                      -----
      Total                             236
  Net Discount Expense                  142
  Human Resources                       796
  Other Operating Expenses              801
                                      -----
    Total Expenses                    2,705
                                      -----
Pretax Income                           494
Income Tax Provision                    138
                                      -----
Operating Income                       $356
                                      =====

                                 Quarter Ended
                                 -------------
                                    June 30,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,407
  Net Card Fees                         403
  Travel Commissions and Fees           381
  Interest and Dividends                143
  Other Revenues                        509
  Lending:
    Finance Charge Revenue              458
    Interest Expense                    154
                                      -----
      Net Finance Charge Revenue        304
                                      -----
    Total Net Revenues                3,147
                                      -----
Expenses:
  Marketing and Promotion               244
  Provision for Losses and Claims:
    Charge Card                         239
    Lending                             187
    Other                                21
                                      -----
      Total                             447
                                      -----
  Interest Expense:
    Charge Card                         174
    Other                                52
                                      -----
      Total                             226
  Net Discount Expense                  165
  Human Resources                       783
  Other Operating Expenses              789
                                      -----
    Total Expenses                    2,654
                                      -----
Pretax Income                           493

Income Tax Provision                    138
                                      -----
Operating Income                       $355
                                      =====

                                 Quarter Ended
                                 -------------
                                   March 31,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,306
  Net Card Fees                         405
  Travel Commissions and Fees           336
  Interest and Dividends                132
  Other Revenues                        503
  Lending:
    Finance Charge Revenue              431
    Interest Expense                    143
                                      -----
      Net Finance Charge Revenue        288
                                      -----
  Total Net Revenues                  2,970
                                      -----
Expenses:
  Marketing and Promotion               202
  Provision for Losses and Claims:
    Charge Card                         190
    Lending                             211
    Other                                24
                                      -----
      Total                             425
                                      -----
  Interest Expense:
    Charge Card                         169
    Other                                35
                                      -----
      Total                             204
  Net Discount Expense                  151
  Human Resources                       749
  Other Operating Expenses              790
                                      -----
    Total Expenses                    2,521
                                      -----
Pretax Income                           449
Income Tax Provision                    134
                                      -----
Operating Income                       $315
                                      =====

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1996
                                      ----
Net Revenues:
  Discount Revenue                   $1,380
  Net Card Fees                         415

  Travel Commissions and Fees           380
  Interest and Dividends                156
  Other Revenues                        483
  Lending:
    Finance Charge Revenue              423
    Interest Expense                    134
                                      -----
      Net Finance Charge Revenue        289
                                      -----
    Total Net Revenues                3,103
                                      -----
Expenses:
  Marketing and Promotion               268
  Provision for Losses and Claims:
    Charge Card                         113
    Lending                             214
    Other                                22
                                      -----
      Total                             349
                                      -----
  Interest Expense:
    Charge Card                         176
    Other                                65
                                      -----
      Total                             241
  Net Discount Expense                  174
  Human Resources                       794
  Other Operating Expenses              874
                                      -----
    Total Expenses                    2,700
                                      -----
Pretax Income                           403
Income Tax Provision                    104
                                      -----
Operating Income                       $299 *
                                      =====

* Excludes restructuring charge of $125 million after-tax
  ($196 million pretax).

(Preliminary)
                           Travel Related Services
                           -----------------------
                             Statement of Income
                             -------------------
                       (Unaudited, Managed Asset Basis)
(Dollars in millions)

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,530
  Net Card Fees                         398

  Travel Commissions and Fees           402
  Interest and Dividends                132
  Other Revenues                        499
  Lending:
    Finance Charge Revenue              574
    Interest Expense                    186
                                      -----
      Net Finance Charge Revenue        388
                                      -----
    Total Net Revenues                3,349
                                      -----
Expenses:
  Marketing and Promotion               315
  Provision for Losses and Claims:
    Charge Card                         255
    Lending                             269
    Other                                22
                                      -----
      Total                             546
                                      -----
  Interest Expense:
    Charge Card                         266
    Other                                41
                                      -----
      Total                             307
  Human Resources                       826
  Other Operating Expenses              887
                                      -----
          Total Expenses              2,881
                                      -----
Pretax Income                           468
Income Tax Provision                    140
                                      -----
Operating Income                       $328
                                      =====

                                 Quarter Ended
                                 -------------
                                 September 30,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,422
  Net Card Fees                         403
  Travel Commissions and Fees           370
  Interest and Dividends                145
  Other Revenues                        485
  Lending:
    Finance Charge Revenue              548
    Interest Expense                    177
                                      -----
      Net Finance Charge Revenue        371
                                      -----
    Total Net Revenues                3,196
                                      -----
Expenses:
  Marketing and Promotion               264
  Provision for Losses and Claims:

    Charge Card                         284
    Lending                             243
    Other                                22
                                      -----
      Total                             549
                                      -----
  Interest Expense:
    Charge Card                         242
    Other                                50
                                      -----
      Total                             292
  Human Resources                       796
  Other Operating Expenses              801
                                      -----
    Total Expenses                    2,702
                                      -----
Pretax Income                           494
Income Tax Provision                    138
                                      -----
Operating Income                       $356
                                      =====

                                 Quarter Ended
                                 -------------
                                    June 30,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,407
  Net Card Fees                         404
  Travel Commissions and Fees           381
  Interest and Dividends                143
  Other Revenues                        466
  Lending:
    Finance Charge Revenue              505
    Interest Expense                    171
                                      -----
      Net Finance Charge Revenue        334
                                      -----
    Total Net Revenues                3,135
                                      -----
Expenses:
Marketing and Promotion                 244
  Provision for Losses and Claims:
    Charge Card                         313
    Lending                             203
    Other                                21
                                      -----
      Total                             537
                                      -----
  Interest Expense:
    Charge Card                         237
    Other                                52
                                      -----
      Total                             289
  Human Resources                       783


  Other Operating Expenses              789
                                      -----
    Total Expenses                    2,642
                                      -----
Pretax Income                           493
Income Tax Provision                    138
                                      -----
Operating Income                       $355
                                      =====

                                 Quarter Ended
                                 -------------
                                   March 31,
                                      1997
                                      ----
Net Revenues:
  Discount Revenue                   $1,306
  Net Card Fees                         405
  Travel Commissions and Fees           336
  Interest and Dividends                132
  Other Revenues                        453
  Lending:
    Finance Charge Revenue              478
    Interest Expense                    160
                                      -----
      Net Finance Charge Revenue        318
                                      -----
    Total Net Revenues                2,950
                                      -----
Expenses:
  Marketing and Promotion               202
  Provision for Losses and Claims:
    Charge Card                         252
    Lending                             222
    Other                                24
                                      -----
      Total                             498
                                      -----
  Interest Expense:
    Charge Card                         227
    Other                                35
                                      -----
      Total                             262
  Human Resources                       749
  Other Operating Expenses              790
                                      -----
    Total Expenses                    2,501
                                      -----
Pretax Income                           449
Income Tax Provision                    134
                                      -----
Operating Income                       $315
                                      =====






                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1996
                                      ----
Net Revenues:
  Discount Revenue                   $1,380
  Net Card Fees                         415
  Travel Commissions and Fees           380
  Interest and Dividends                156
  Other Revenues                        450
  Lending:
    Finance Charge Revenue              463
    Interest Expense                    150
                                      -----
      Net Finance Charge Revenue        313
                                      -----
    Total Net Revenues                3,094
                                      -----
Expenses:
  Marketing and Promotion               268
  Provision for Losses and Claims:
    Charge Card                         199
    Lending                             235
    Other                                22
                                      -----
      Total                             456
                                      -----
  Interest Expense:
    Charge Card                         234
    Other                                65
                                      -----
      Total                             299
  Human Resources                       794
  Other Operating Expenses              874
                                      -----
    Total Expenses                    2,691
                                      -----
Pretax Income                           403
Income Tax Provision                    104
                                      -----
Operating Income                       $299  *
                                      =====

* Excludes restructuring charge of $125 million after-tax ($196 million pretax).

This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions.

Under Statement of Financial Accounting Standards No. 125
(SFAS 125), which prescribes the accounting for securitized loans and receivables, TRS recognized a pretax gain of $37 million in the third quarter of 1997 ($24 million after-tax) related to securitization of U.S. lending receivables.
This gain was invested in additional Marketing and Promotion expenses and had no material impact on net income or total expenses in the third quarter of 1997. For purposes of this presentation such gain and a corresponding $37 million increase in Marketing and Promotion expenses have been eliminated in the third quarter of 1997.

(Preliminary)              Travel Related Services
                           -----------------------
                       Selected Statistical Information
                       --------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1997
                                      ----
Total Cards in Force (millions):
  United States                       29.6
  Outside the United States           13.1
                                      ----
    Total                             42.7
                                      ====
Basic Cards in Force (millions):
  United States                       23.3
  Outside the United States           10.0
                                      ----
    Total                             33.3
                                      ====
Card Billed Business:
  United States                      $40.7
  Outside the United States           16.0
                                     -----
    Total                            $56.7
                                     =====

Average Discount Rate*               2.73%
Average Basic Cardmember
  Spending (dollars)*               $1,731
Average Fee per Card (dollars)*        $38
Travel Sales                          $4.8
  Travel Commissions and Fees/Sales**  8.4%
Travelers Cheque:
  Sales                               $5.2
  Ending Outstanding                  $5.6
  Average Outstanding                 $5.7
  Ending Investments                  $5.6
  Tax Equivalent Yield                9.2%

Total Debt                           $26.9
Shareholder's Equity                  $5.0
Return on Average Equity***          27.9%
Return on Average Assets***           3.0%

                                 Quarter Ended
                                 -------------
                                 September 30,
                                      1997
                                      ----
Total Cards in Force (millions):
  United States                       29.6
  Outside the United States           12.8
                                      ----
    Total                             42.4
                                      ====
Basic Cards in Force (millions):
  United States                       23.2
  Outside the United States            9.8
                                      ----
    Total                             33.0
                                      ====
Card Billed Business:
  United States                      $38.0
  Outside the United States           14.7
                                     -----
    Total                            $52.7
                                     =====

Average Discount Rate*               2.72%
Average Basic Cardmember
  Spending (dollars)*               $1,616
Average Fee per Card (dollars)*        $38
Travel Sales                          $4.2
  Travel Commissions and Fees/Sales** 8.8%
Travelers Cheque:
  Sales                               $8.1
  Ending Outstanding                  $6.1
  Average Outstanding                 $6.4
  Ending Investments                  $5.7
  Tax Equivalent Yield                9.0%

Total Debt                           $25.2
Shareholder's Equity                  $5.3
Return on Average Equity***          27.4%
Return on Average Assets***           3.0%

                                 Quarter Ended
                                 -------------
                                    June 30,
                                      1997
                                      ----
Total Cards in Force (millions):
  United States                       29.7
  Outside the United States           12.6
                                      ----
    Total                             42.3
                                      ====
Basic Cards in Force (millions):
  United States                       23.2
  Outside the United States            9.7
                                      ----
    Total                             32.9
                                      ====

Card Billed Business:
  United States                      $37.2
  Outside the United States           14.7
                                     -----
    Total                            $51.9
                                     =====

Average Discount Rate*               2.74%
Average Basic Cardmember
  Spending (dollars)*               $1,602
Average Fee per Card (dollars)*        $39
Travel Sales                          $4.5
  Travel Commissions and Fees/Sales** 8.5%
Travelers Cheque:
  Sales                               $6.6
  Ending Outstanding                  $6.5
  Average Outstanding                 $6.0
  Ending Investments                  $6.0
  Tax Equivalent Yield                9.3%

Total Debt                           $24.0
Shareholder's Equity                  $5.0
Return on Average Equity***          27.0%
Return on Average Assets***           3.0%

                                 Quarter Ended
                                 -------------
                                   March 31,
                                      1997
                                      ----
Total Cards in Force (millions):
  United States                       29.6
  Outside the United States           12.3
                                      ----
    Total                             41.9
                                      ====
Basic Cards in Force (millions):
  United States                       22.9
  Outside the United States            9.6
                                      ----
    Total                             32.5
                                      ====
Card Billed Business:
  United States                      $34.6
  Outside the United States           13.3
                                     -----
    Total                            $47.9
                                     =====

Average Discount Rate*               2.75%
Average Basic Cardmember
  Spending (dollars)*               $1,498
Average Fee per Card (dollars)*        $39
Travel Sales                          $3.9
  Travel Commissions and Fees/Sales** 8.6%
Travelers Cheque:
  Sales                               $5.1
  Ending Outstanding                  $5.8

  Average Outstanding                 $5.8
  Ending Investments                  $5.6
  Tax Equivalent Yield                9.3%

Total Debt                           $22.1
Shareholder's Equity                  $4.8
Return on Average Equity***          26.3%
Return on Average Assets***           2.9%

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1996
                                      ----
Total Cards in Force (millions):
  United States                       29.2
  Outside the United States           12.3
                                      ----
    Total                             41.5
                                      ====
Basic Cards in Force (millions):
  United States                       22.5
  Outside the United States            9.6
                                      ----
    Total                             32.1
                                      ====
Card Billed Business:
  United States                      $36.2
  Outside the United States           14.9
                                     -----
    Total                            $51.1
                                     =====

Average Discount Rate*               2.72%
Average Basic Cardmember
  Spending (dollars)*               $1,633
Average Fee per Card (dollars)*        $41
Travel Sales                          $4.3
  Travel Commissions and Fees/Sales** 8.8%
Travelers Cheque:
  Sales                               $5.5
  Ending Outstanding                  $5.8
  Average Outstanding                 $6.0
  Ending Investments                  $5.6
  Tax Equivalent Yield                9.5%

Total Debt                           $23.4
Shareholder's Equity                  $4.7
Return on Average Equity***          25.6%
Return on Average Assets***           2.8%

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS #115 and the fourth quarter
    1996 restructuring charge of $125 million after-tax.

(Preliminary)              Travel Related Services
                           -----------------------
                   Selected Statistical Information (continued)
                   --------------------------------------------
                                 (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1997
                                      ----
Owned and Managed Charge Card
  Receivables:
    Total Receivables                $23.5
    90 Days Past Due as a % of Total  3.1%
    Loss Reserves (millions)          $951
        % of Receivables              4.0%
        % of 90 Days Past Due         132%
    Net Loss Ratio                   0.49%

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                      $14.6
    Past Due Loans as a % of Total:
      30-89 Days                      2.4%
      90+ Days                        1.1%
    Loss Reserves (millions):
      Beginning Balance               $556
        Provision                      247
        Net Charge-Offs/Other         (214)
                                      ----
      Ending Balance                  $589
                                      ====
      % of Loans                      4.0%
      % of Past Due                   116%
      Average Loans                  $13.9
      Net Write-Off Rate              6.3%
      Net Interest Yield              9.4%

                                 Quarter Ended
                                 -------------
                                 September 30,
                                      1997
                                      ----
Owned and Managed Charge Card
  Receivables:
    Total Receivables                $22.5
    90 Days Past Due as a % of Total  3.2%
    Loss Reserves (millions)          $970
      % of Receivables                4.3%
      % of 90 Days Past Due           133%
    Net Loss Ratio                   0.52%



Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                      $13.5
    Past Due Loans as a % of Total:
      30-89 Days                      2.5%
      90+ Days                        1.1%
    Loss Reserves (millions):
      Beginning Balance               $534
        Provision                      220
        Net Charge-Offs/Other         (198)
                                      ----
      Ending Balance                  $556
                                      ====
      % of Loans                      4.1%
      % of Past Due                   115%
      Average Loans                  $13.4
      Net Write-Off Rate              6.5%
      Net Interest Yield              9.4%

                                 Quarter Ended
                                 -------------
                                    June 30,
                                      1997
                                      ----
Owned and Managed Charge Card
  Receivables:
    Total Receivables                $22.2
    90 Days Past Due as a % of Total  3.3%
    Loss Reserves (millions)          $976
      % of Receivables                4.4%
      % of 90 Days Past Due           134%
    Net Loss Ratio                   0.50%

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                      $13.2
    Past Due Loans as a % of Total:
      30-89 Days                      2.5%
      90+ Days                        1.1%
    Loss Reserves (millions):
      Beginning Balance               $533
        Provision                      198
        Net Charge-Offs/Other         (197)
                                      ----
      Ending Balance                  $534
                                      ====
      % of Loans                      4.1%
      % of Past Due                   113%
      Average Loans                  $13.2
      Net Write-Off Rate              6.0%
      Net Interest Yield              8.7%

                                 Quarter Ended
                                 -------------
                                   March 31,
                                      1997
                                      ----
Owned and Managed Charge Card
  Receivables:
    Total Receivables                $21.2
    90 Days Past Due as a % of Total  3.5%
    Loss Reserves (millions)          $921
      % of Receivables                4.3%
      % of 90 Days Past Due           124%
    Net Loss Ratio                   0.50%

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                      $12.9
    Past Due Loans as a % of Total:
      30-89 Days                      2.6%
      90+ Days                        1.0%
    Loss Reserves (millions):
      Beginning Balance               $488
        Provision                      201
        Net Charge-Offs/Other         (156)
                                      ----
      Ending Balance                  $533
                                      ====
      % of Loans                      4.1%
      % of Past Due                   115%
      Average Loans                  $12.8
      Net Write-Off Rate              5.1%
      Net Interest Yield              8.7%

                                 Quarter Ended
                                 -------------
                                  December 31,
                                      1996
                                      ----
Owned and Managed Charge Card
  Receivables:
    Total Receivables                $22.5
    90 Days Past Due as a % of Total  3.2%
    Loss Reserves (millions)          $923
      % of Receivables                4.1%
      % of 90 Days Past Due           128%
    Net Loss Ratio                   0.51%

Owned and Managed U.S. Cardmember
  Lending:
    Total Loans                      $12.7
    Past Due Loans as a % of Total:
      30-89 Days                      2.4%
      90+ Days                        0.9%
    Loss Reserves (millions):
      Beginning Balance               $427
        Provision                      220
        Net Charge-Offs/Other         (159)
                                      ----
      Ending Balance                  $488
                                      ====
      % of Loans                      3.8%
      % of Past Due                   117%
      Average Loans                  $12.1
      Net Write-Off Rate              5.2%
      Net Interest Yield              8.6%

(Preliminary)            American Express Financial Advisors
                         -----------------------------------
                                Statement of Income
                                ------------------
                                    (Unaudited)
(Dollars in millions)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues:
  Investment Income                    $595      $576      3.4 %
  Management and Distribution Fees      404       327     23.4
  Other Revenues                        203       166     22.6
                                      -----     -----
    Total Revenues                    1,202     1,069     12.5
                                      -----     -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           298       309     (3.8)
    Insurance                           121       108     12.7
    Investment Certificates              53        51      5.1
                                      -----     -----
      Total                             472       468      1.0
  Human Resources                       321       277     16.1
  Other Operating Expenses              150        96     54.8
                                      -----     -----
    Total Expenses                      943       841     12.2
                                      -----     -----
Pretax Income                           259       228     13.9
Income Tax Provision                     76        73      5.0
                                      -----     -----
Net Income                             $183      $155     18.1
                                      =====     =====

                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues:
  Investment Income                  $2,339    $2,267      3.2 %
  Management and Distribution Fees    1,486     1,205     23.3
  Other Revenues                        774       638     21.3
                                      -----     -----
    Total Revenues                    4,599     4,110     11.9
                                      -----     -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                         1,214     1,208      0.5
    Insurance                           452       420      7.7
    Investment Certificates             200       197      1.5
                                      -----     -----
      Total                           1,866     1,825      2.3

  Human Resources                     1,229     1,034     18.8
  Other Operating Expenses              482       366     31.5
                                      -----     -----
    Total Expenses                    3,577     3,225     10.9
                                      -----     -----
Pretax Income                         1,022       885     15.5
Income Tax Provision                    315       291      8.0
                                      -----     -----
Net Income                             $707      $594     19.1
                                      =====     =====

(Preliminary)            American Express Financial Advisors
                         -----------------------------------
                           Selected Statistical Information
                           --------------------------------
                                    (Unaudited)

(Dollars in millions, except where indicated)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues, Net of Provisions            $731      $601     21.5 %
Investments (billions)                $30.7     $28.6      7.2
Client Contract Reserves (billions)   $30.2     $28.9      4.4
Shareholder's Equity (billions)        $3.7      $3.2     16.7
Return on Average Equity*            21.8 %    20.4 %       -

Life Insurance in Force (billions)    $74.5     $67.3     10.8
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $40.8     $37.3      9.4
  Assets owned and managed for
    individuals:
    Owned Assets:
      Separate Account Assets          23.2      18.5     25.2
      Other Owned Assets               36.6      34.2      7.3
                                     ------    ------
        Total Owned Assets             59.8      52.7     13.6
    Managed Assets                     72.8      59.4     22.5
                                     ------    ------
      Total                          $173.4    $149.4     16.1
                                     ======    ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets           $(389)     $735       -
    Other Owned Assets                  $46      $126    (63.5)
  Total Managed Assets                $(415)   $3,264       -

Sales of Selected Products:
  Mutual Funds                       $4,563    $3,686     23.8

  Annuities                            $795    $1,085    (26.7)
  Investment Certificates              $423      $233     81.7
  Life and Other Insurance Products    $115      $131    (12.4)

Number of Financial Advisors          8,776     8,340      5.2
Fees From Financial Plans
  (thousands)                       $16,708   $13,205     26.5
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                     65.3 %    64.9 %       -


                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Revenues, Net of Provisions          $2,732    $2,285     19.6 %
Investments (billions)                $30.7     $28.6      7.2
Client Contract Reserves (billions)   $30.2     $28.9      4.4
Shareholder's Equity (billions)        $3.7      $3.2     16.7
Return on Average Equity*            21.8 %    20.4 %       -

Life Insurance in Force (billions)    $74.5     $67.3     10.8
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $40.8     $37.3      9.4
  Assets owned and managed for
    individuals:
    Owned Assets:
      Separate Account Assets          23.2      18.5     25.2
      Other Owned Assets               36.6      34.2      7.3
                                     ------    ------
        Total Owned Assets             59.8      52.7     13.6
    Managed Assets                     72.8      59.4     22.5
                                     ------    ------
      Total                          $173.4    $149.4     16.1
                                     ======    ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets          $3,170    $1,937     63.7
    Other Owned Assets                 $262     $(232)      -
  Total Managed Assets              $11,735    $9,063     29.5

Sales of Selected Products:
  Mutual Funds                      $17,179   $14,331     19.9
  Annuities                          $3,473    $4,311    (19.4)
  Investment Certificates            $1,194      $736     62.2
  Life and Other Insurance Products    $421      $449     (6.2)

Number of Financial Advisors          8,776     8,340      5.2
Fees From Financial Plans
  (thousands)                       $60,809   $48,072     26.5
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                      65.7%     64.0%       -

* Excluding the effect of SFAS #115.

(Preliminary)           American Express Financial Advisors
                        -----------------------------------
                               Statement of Income
                               ------------------
                                   (Unaudited)
(Dollars in millions)

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1997
                                       ----
Revenues:
  Investment Income                    $595
  Management and Distribution Fees      404
  Other Revenues                        203
                                      -----
    Total Revenues                    1,202
                                      -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           298
    Insurance                           121
    Investment Certificates              53
                                      -----
      Total                             472
  Human Resources                       321
  Other Operating Expenses              150
                                      -----
    Total Expenses                      943
                                      -----
Pretax Income                           259
Income Tax Provision                     76
                                      -----
Net Income                             $183
                                      =====

                                  Quarter Ended
                                  -------------
                                  September 30,
                                       1997
                                       ----
Revenues:
  Investment Income                    $587
  Management and Distribution Fees      391
  Other Revenues                        191
                                      -----
    Total Revenues                    1,169
                                      -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           307
    Insurance                           114
    Investment Certificates              48
                                      -----
      Total                             469

  Human Resources                       313
  Other Operating Expenses              126
                                      -----
    Total Expenses                      908
                                      -----
Pretax Income                           261
Income Tax Provision                     77
                                      -----
Net Income                             $184
                                      =====

                                  Quarter Ended
                                  -------------
                                     June 30,
                                       1997
                                       ----
Revenues:
  Investment Income                    $586
  Management and Distribution Fees      360
  Other Revenues                        197
                                      -----
    Total Revenues                    1,143
                                      -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           304
    Insurance                           113
    Investment Certificates              58
                                      -----
      Total                             475
  Human Resources                       294
  Other Operating Expenses              109
                                      -----
    Total Expenses                      878
                                      -----
Pretax Income                           265
Income Tax Provision                     82
                                      -----
Net Income                             $183
                                      =====

                                  Quarter Ended
                                  -------------
                                    March 31,
                                       1997
                                       ----
Revenues:
  Investment Income                    $570
  Management and Distribution Fees      331
  Other Revenues                        183
                                      -----
    Total Revenues                    1,084
                                      -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           305
    Insurance                           104


    Investment Certificates              42
                                      -----
      Total                             451
  Human Resources                       300
  Other Operating Expenses               97
                                      -----
    Total Expenses                      848
                                      -----
Pretax Income                           236
Income Tax Provision                     79
                                      -----
Net Income                             $157
                                      =====



                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1996
                                       ----
Revenues:
  Investment Income                    $576
  Management and Distribution Fees      327
  Other Revenues                        166
                                      -----
    Total Revenues                    1,069
                                      -----
Expenses:
  Provision for Losses and Benefits:
    Annuities                           309
    Insurance                           108
    Investment Certificates              51
                                      -----
      Total                             468
  Human Resources                       277
  Other Operating Expenses               96
                                      -----
    Total Expenses                      841
                                      -----
Pretax Income                           228
Income Tax Provision                     73
                                      -----
Net Income                             $155
                                      =====

(Preliminary)              American Express Financial Advisors
                           -----------------------------------
                            Selected Statistical Information
                            -------------------------------
                                     (Unaudited)

(Dollars in millions, except where indicated)

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1997
                                       ----
Revenues, Net of Provisions            $731
Investments (billions)                $30.7
Client Contract Reserves (billions)   $30.2
Shareholder's Equity (billions)        $3.7
Return on Average Equity*             21.8%

Life Insurance in Force (billions)    $74.5
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $40.8
  Assets owned and managed for
    individuals:
    Owned Assets:
      Separate Account Assets          23.2
      Other Owned Assets               36.6
                                     ------
        Total Owned Assets             59.8
    Managed Assets                     72.8
                                     ------
      Total                          $173.4
                                     ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets           $(389)
    Other Owned Assets                  $46
  Total Managed Assets                ($415)

Sales of Selected Products:
  Mutual Funds                       $4,563
  Annuities                            $795
  Investment Certificates              $423
  Life and Other Insurance Products    $115

Number of Financial Advisors          8,776
Fees From Financial Plans
  (thousands)                       $16,708
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                      65.3%



                                  Quarter Ended
                                  -------------
                                  September 30,
                                       1997
                                       ----
Revenues, Net of Provisions            $701
Investments (billions)                $29.9
Client Contract Reserves (billions)   $29.8
Shareholder's Equity (billions)        $3.6
Return on Average Equity*             21.6%

Life Insurance in Force (billions)    $72.8
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $41.0
  Assets owned and managed for
    individuals:
    Owned Assets:
      Separate Account Assets          23.2
      Other Owned Assets               36.0
                                     ------
        Total Owned Assets             59.2
    Managed Assets                     71.5
                                     ------
      Total                          $171.7
                                     ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets          $1,843
    Other Owned Assets                 $195
  Total Managed Assets               $5,368

Sales of Selected Products:
  Mutual Funds                       $4,496
  Annuities                            $861
  Investment Certificates              $295
  Life and Other Insurance Products    $103

Number of Financial Advisors          8,592
Fees From Financial Plans
  (thousands)                       $15,538
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                      66.5%

                                  Quarter Ended
                                  -------------
                                     June 30,
                                       1997
                                       ----
Revenues, Net of Provisions            $668
Investments (billions)                $29.3
Client Contract Reserves (billions)   $29.4
Shareholder's Equity (billions)        $3.4
Return on Average Equity*             21.2%

Life Insurance in Force (billions)    $71.0

Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $39.3
  Assets owned and managed for
  individuals:
    Owned Assets:
      Separate Account Assets          21.1
      Other Owned Assets               35.2
                                     ------
        Total Owned Assets             56.3
    Managed Assets                     66.7
                                     ------
      Total                          $162.3
                                     ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets          $2,260
    Other Owned Assets                 $265
  Total Managed Assets               $8,406

Sales of Selected Products:
  Mutual Funds                       $4,091
  Annuities                            $947
  Investment Certificates              $285
  Life and Other Insurance Products    $100

Number of Financial Advisors          8,476
Fees From Financial Plans
  (thousands)                       $15,227
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                      66.3%

                                  Quarter Ended
                                  -------------
                                    March 31,
                                       1997
                                       ----
Revenues, Net of Provisions            $633
Investments (billions)                $28.9
Client Contract Reserves (billions)   $29.1
Shareholder's Equity (billions)        $3.1
Return on Average Equity*             20.8%

Life Insurance in Force (billions)    $69.2
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $36.4
  Assets owned and managed for
  individuals:
    Owned Assets:
      Separate Account Assets          18.4
      Other Owned Assets               34.9
                                     ------
        Total Owned Assets             53.3



    Managed Assets                     60.0
                                     ------
      Total                          $149.7
                                     ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets           $(544)
    Other Owned Assets                $(244)
  Total Managed Assets              $(1,624)

Sales of Selected Products:
  Mutual Funds                       $4,029
  Annuities                            $870
  Investment Certificates              $190
  Life and Other Insurance Products    $103

Number of Financial Advisors          8,426
Fees From Financial Plans
  (thousands)                       $13,336
Product Sales Generated from
Financial Plans as a Percentage
  of Total Sales                      64.6%

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1996
                                       ----
Revenues, Net of Provisions            $601
Investments (billions)                $28.6
Client Contract Reserves (billions)   $28.9
Shareholder's Equity (billions)        $3.2
Return on Average Equity*             20.4%

Life Insurance in Force (billions)    $67.3
Assets Owned and/or Managed
  (billions):
  Assets managed for institutions     $37.3
  Assets owned and managed for
  individuals:
    Owned Assets:
      Separate Account Assets          18.5
      Other Owned Assets               34.2
                                     ------
        Total Owned Assets             52.7
    Managed Assets                     59.4
                                     ------
      Total                          $149.4
                                     ======
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets            $735
    Other Owned Assets                 $126
  Total Managed Assets               $3,264



Sales of Selected Products:
  Mutual Funds                       $3,686
  Annuities                          $1,085
  Investment Certificates              $233
  Life and Other Insurance Products    $131

Number of Financial Advisors          8,340
Fees From Financial Plans
  (thousands)                       $13,205
Product Sales Generated from
  Financial Plans as a Percentage
  of Total Sales                      64.9%

* Excluding the effect of SFAS #115.



(Preliminary)                 American Express Bank
                              ---------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Interest Income                      $223      $223       -
  Interest Expense                      148       140      5.8%
                                       ----      ----
    Net Interest Income                  75        83     (9.7)
  Commissions, Fees and Other Revenues   54        57     (4.7)
  Foreign Exchange Income                38        16       #
                                       ----      ----
    Total Net Revenues                  167       156      7.1
                                       ----      ----
Provision for Credit Losses              10        10     (2.0)
                                       ----      ----
Expenses:
  Human Resources                        64        56     14.7
  Other Operating Expenses               63        64     (1.7)
                                       ----      ----
    Total Expenses                      127       120      6.0
                                       ----      ----
Pretax Income                            30        26     15.6
Income Tax Provision                     11         9     19.4
                                       ----      ----
Net Income                              $19       $17     13.5
                                       ====      ====




                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Net Revenues:
  Interest Income                      $897      $842      6.6%
  Interest Expense                      579       536      8.2
                                       ----      ----
    Net Interest Income                 318       306      3.8
  Commissions, Fees and Other Revenues  218       213      2.4
  Foreign Exchange Income               101        72     39.8
                                       ----      ----
    Total Net Revenues                  637       591      7.7
                                       ----      ----
Provision for Credit Losses              20        23    (12.1)
                                       ----      ----
Expenses:
  Human Resources                       242       224      7.8
  Other Operating Expenses              245       239      2.8
                                       ----      ----
    Total Expenses                      487       463      5.2
                                       ----      ----
Pretax Income                           130       105     23.0
Income Tax Provision                     48        37     28.1
                                       ----      ----
Net Income                              $82       $68     20.2
                                       ====      ====

# Denotes variance of more than 100%



(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                      Quarter Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Investments (billions)                 $2.3      $2.8    (20.1)%
Total Loans (billions)                 $6.2      $5.9      5.4
Reserve for Credit Losses              $131      $117     12.0
Total Nonperforming Loans               $47       $35     33.8
Other Real Estate Owned                  $4       $36    (88.5)
Deposits (billions)                    $8.5      $8.7     (1.2)
Shareholder's Equity                   $830      $799      3.9
Return on Average Assets*             0.58%     0.55%       -
Return on Average Common Equity*      9.98%     8.89%       -
Risk-Based Capital Ratios:                                  -
  Tier 1                               8.8%      8.8%       -
  Total                               12.3%     12.5%       -
Leverage Ratio                         5.3%      5.6%       -

                                        Year Ended
                                       December 31,
                                     ----------------  Percentage
                                      1997      1996    Inc/(Dec)
                                     ------    ------  ----------
Investments (billions)                 $2.3      $2.8    (20.1)%
Total Loans (billions)                 $6.2      $5.9      5.4
Reserve for Credit Losses              $131      $117     12.0
Total Nonperforming Loans               $47       $35     33.8
Other Real Estate Owned                  $4       $36    (88.5)
Deposits (billions)                    $8.5      $8.7     (1.2)
Shareholder's Equity                   $830      $799      3.9
Return on Average Assets*             0.64%     0.57%       -
Return on Average Common Equity*     10.83%     9.22%       -
Risk-Based Capital Ratios:                                  -
  Tier 1                               8.8%      8.8%       -
  Total                               12.3%     12.5%       -
Leverage Ratio                         5.3%      5.6%       -

* Excluding the effect of SFAS #115.

(Preliminary)                 American Express Bank
                              ---------------------
                               Statement of Income
                               -------------------
                                   (Unaudited)
(Dollars in millions)

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1997
                                       ----
Net Revenues:
  Interest Income                      $223
  Interest Expense                      148
                                       ----
    Net Interest Income                  75
  Commissions, Fees and Other Revenues   54
  Foreign Exchange Income                38
                                       ----
    Total Net Revenues                  167
                                       ----
Provision for Credit Losses              10
                                       ----
Expenses:
  Human Resources                        64
  Other Operating Expenses               63
                                       ----
    Total Expenses                      127
                                       ----
Pretax Income                            30
Income Tax Provision                     11
                                       ----

Net Income                              $19
                                       ====

                                  Quarter Ended
                                  -------------
                                  September 30,
                                       1997
                                       ----
Net Revenues:
  Interest Income                      $230
  Interest Expense                      148
                                       ----
    Net Interest Income                  82
  Commissions, Fees and Other Revenues   57
  Foreign Exchange Income                23
                                       ----
    Total Net Revenues                  162
                                       ----
Provision for Credit Losses               7
                                       ----
Expenses:
  Human Resources                        60
  Other Operating Expenses               61
                                       ----
    Total Expenses                      121
                                       ----
Pretax Income                            34
Income Tax Provision                     13
                                       ----
Net Income                              $21
                                       ====

                                  Quarter Ended
                                  -------------
                                     June 30,
                                       1997
                                       ----
Net Revenues:
  Interest Income                      $226
  Interest Expense                      148
                                       ----
    Net Interest Income                  78
  Commissions, Fees and Other Revenues   54
  Foreign Exchange Income                21
                                       ----
    Total Net Revenues                  153
                                       ----
Provision for Credit Losses               1
                                       ----
Expenses:
  Human Resources                        58
  Other Operating Expenses               61
                                       ----
    Total Expenses                      119
                                       ----
Pretax Income                            33


Income Tax Provision                     12
                                       ----
Net Income                              $21
                                       ====

                                  Quarter Ended
                                  -------------
                                    March 31,
                                       1997
                                       ----
Net Revenues:
  Interest Income                      $218
  Interest Expense                      136
                                       ----
    Net Interest Income                  82
  Commissions, Fees and Other Revenues   52
  Foreign Exchange Income                19
                                       ----
    Total Net Revenues                  153
                                       ----
Provision for Credit Losses               2
                                       ----
Expenses:
  Human Resources                        58
  Other Operating Expenses               61
                                       ----
    Total Expenses                      119
                                       ----
Pretax Income                            32
Income Tax Provision                     12
                                       ----
Net Income                              $20
                                       ====

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1996
                                       ----
Net Revenues:
  Interest Income                      $223
  Interest Expense                      140
                                       ----
    Net Interest Income                  83
  Commissions, Fees and Other Revenues   57
  Foreign Exchange Income                16
                                       ----
    Total Net Revenues                  156
                                       ----
Provision for Credit Losses              10
                                       ----
Expenses:
  Human Resources                        56
  Other Operating Expenses               64
                                       ----
    Total Expenses                      120
                                       ----


Pretax Income                            26
Income Tax Provision                      9
                                       ----
Net Income                              $17
                                       ====

(Preliminary)                American Express Bank
                             ---------------------
                        Selected Statistical Information
                        --------------------------------
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1997
                                       ----
Investments (billions)                 $2.3
Total Loans (billions)                 $6.2
Reserve for Credit Losses              $131
Total Nonperforming Loans               $47
Other Real Estate Owned                  $4
Deposits (billions)                    $8.5
Shareholder's Equity                   $830
Return on Average Assets*             0.58%
Return on Average Common Equity*      9.98%
Risk-Based Capital Ratios:
  Tier 1                               8.8%
  Total                               12.3%
Leverage Ratio                         5.3%

                                  Quarter Ended
                                  -------------
                                  September 30,
                                       1997
                                       ----
Investments (billions)                 $2.6
Total Loans (billions)                 $6.5
Reserve for Credit Losses              $127
Total Nonperforming Loans               $60
Other Real Estate Owned                  $5
Deposits (billions)                    $9.0
Shareholder's Equity                   $819
Return on Average Assets*             0.65%
Return on Average Common Equity*     11.16%
Risk-Based Capital Ratios:
  Tier 1                               8.6%
  Total                               11.6%
Leverage Ratio                         5.4%





                                  Quarter Ended
                                  -------------
                                     June 30,
                                       1997
                                       ----
Investments (billions)                 $2.9
Total Loans (billions)                 $6.4
Reserve for Credit Losses              $130
Total Nonperforming Loans               $80
Other Real Estate Owned                  $4
Deposits (billions)                    $9.0
Shareholder's Equity                   $814
Return on Average Assets*             0.65%
Return on Average Common Equity*     11.05%
Risk-Based Capital Ratios:
  Tier 1                               8.4%
  Total                               11.3%
Leverage Ratio                         5.5%

                                  Quarter Ended
                                  -------------
                                    March 31,
                                       1997
                                       ----
Investments (billions)                 $2.8
Total Loans (billions)                 $6.1
Reserve for Credit Losses              $131
Total Nonperforming Loans               $46
Other Real Estate Owned                 $35
Deposits (billions)                    $9.1
Shareholder's Equity                   $787
Return on Average Assets*             0.69%
Return on Average Common Equity*     11.14%
Risk-Based Capital Ratios:
  Tier 1                               8.7%
  Total                               11.8%
Leverage Ratio                         5.6%

                                  Quarter Ended
                                  -------------
                                   December 31,
                                       1996
                                       ----
Investments (billions)                 $2.8
Total Loans (billions)                 $5.9
Reserve for Credit Losses              $117
Total Nonperforming Loans               $35
Other Real Estate Owned                 $36
Deposits (billions)                    $8.7
Shareholder's Equity                   $799
Return on Average Assets*             0.55%
Return on Average Common Equity*      8.89%
Risk-Based Capital Ratios:
  Tier 1                               8.8%
  Total                               12.5%
Leverage Ratio                         5.6%

* Excluding the effect of SFAS #115.